UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period:	August 1, 2012 — January 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSDTX

Putnam Short Duration Income Fund

Semiannual report 1|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Duration
Income Fund

Semiannual report
1 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have continued to show strength into 2013, with the S&P 500 Index delivering its best January return since 1997. Investors witnessed several positive developments, including the U.S. fiscal cliff bill that Congress passed on January 1, 2013; the improving employment and housing situations; a more stable Europe; and China’s “soft landing” and positive growth.

Today’s market environment is one of slow and steady improvement, but uncertainties linger. Questions remain about potential economic fallout from the upcoming debt ceiling and budget sequestration debates in the United States. And the sovereign debt situation in Europe, while stabilized, is far from resolved.

At Putnam, our investment team is focused on actively managing risk and pursuing returns in today’s volatile global market. As always, it is important to rely on the guidance of your financial advisor to help you manage your investment portfolio in accordance with your goals and risk tolerance.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Short Duration Income Fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Investing since 1989

Joanne M. Driscoll, CFA
Investing since 1992

Kevin F. Murphy
Investing since 1988

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	Money market funds	Putnam Short Duration Income Fund
Yankee/Eurodollar bonds	✓	✓
Certificates of deposit, commercial paper, time deposits	✓	✓
ABCP	✓	✓
Repurchase agreements	✓	✓
Bankers' acceptances	✓	✓
U.S. government securities	✓	✓
Asset-backed securities		✓
Investment-grade corporates		✓
MBS		✓
CMBS		✓
Sovereign debt		✓
Derivatives		✓
Private placements and Rule 144A		✓

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

2 Short Duration Income Fund

Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See pages 5 and 11–12 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

* Returns for the six-month period are not annualized, but cumulative.

4	Short Duration Income Fund

Interview with your fund’s portfolio managers

How would you describe the performance of Putnam Short Duration Income Fund during the past six months?

Michael: For the first half of the fund’s fiscal year, I am happy to report that the fund’s performance is in line with our internal risk/ return expectations. In general, we seek to position the fund to pursue a higher return than is typical in the money market fund universe. We also seek to achieve those returns with less risk than is typical of more aggressive funds in the short- and ultra-short-term bond space. In terms of managing the fund’s volatility, since the fund’s inception, class A shares at net asset value [NAV] have not dropped below their initial $10.00 offering price, so we have been satisfied with the level of stability we have been able to achieve thus far.

In recent months, there has been much discussion about the fiscal cliff and the health of the U.S. economy. How has that affected bond markets?

Joanne: While the fiscal cliff captured plenty of media attention, it ultimately had a fairly muted effect on the capital markets. Investors generally expected that the broad-based tax hikes and spending cuts associated with the cliff would be avoided and that negotiations between Congress and President Obama would last into the eleventh hour. Ultimately, that’s exactly what happened. While there is still a good deal of uncertainty surrounding

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

Short Duration Income Fund	5

the shape of future budget cuts, investors seem to believe it is unlikely that any potential cuts are severe enough to derail the economy, and we share that opinion.

As a reminder for shareholders, what are some of the key differences between Putnam Short Duration Income Fund and a traditional money market fund?

Michael: Money market funds are a highly regulated type of investment governed by the Securities and Exchange Commission’s Rule 2a-7 under the Investment Company Act of 1940. That rule dictates the types of securities in which a money market fund can invest based on a number of criteria, including credit quality and maturity. Putnam Short Duration Income Fund is not governed by this rule and, as a result, is able to invest in a broader range of sectors and securities that may offer greater income potential without, in our view, generating significantly more risk.

The other key difference is how the fund calculates its NAV, or share price. Most money market funds seek to offer a stable NAV of $1.00 per share that is designed to remain unchanged over time. While there is no guarantee that money market funds will achieve this goal, this stability is one of their key selling points. As I alluded to earlier, the fund offers a floating NAV based on the market value of the assets in its portfolio. While some fluctuation in NAV is to be expected, it is our goal to limit the volatility

Credit qualities are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio.

A bond rated Baa or higher (Prime-3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

6	Short Duration Income Fund

in the fund’s share price, and we’ve been pleased with our success to date on this front.

There has been some discussion of possible regulatory changes to money market funds. Could you offer any insight on that front?

Joanne: The Financial Stability Oversight Council, which was created as a result of the Dodd-Frank financial reform legislation, is currently considering modifying existing money market regulations, specifically the stable NAV feature that Michael described. It would not be surprising if sometime this year new regulations forced money market funds to convert to a floating NAV. While the idea is to add transparency to money market funds, many investors and money managers are concerned that a floating NAV structure will make money market funds much less attractive to investors. With yields near zero in today’s low-interest-rate environment, anything that might undermine the perceived stability of the asset class is predictably being greeted with some skepticism in the marketplace. Naturally, we are keeping a close eye on the situation.

Allocations are represented as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio.

Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classification of securities for presentation purposes. Holdings and allocations may vary over time.

Short Duration Income Fund	7

Also on the subject of federal policy, what effect has the “TAG” program’s expiration had on the markets?

Joanne: Since October 2008, the federal government’s Transaction Account Guarantee, or “TAG,” program has provided unlimited FDIC insurance on non-interest-bearing transaction accounts. But on January 1, 2013, the limit on the federal guarantee reverted to $250,000, which had been the ceiling prior to 2008. As a result, many investors have been seeking new investment vehicles for those assets no longer covered by the TAG program, and we’ve seen a noticeable increase in demand in the short-term fixed-income markets as a result.

How did you position the fund during the period?

Joanne: We continued to target opportunities in securities with slightly longer maturities — up to three years — and slightly lower credit quality, generally single A-rated and BBB-rated bonds. We seek to mitigate these risks by counterbalancing them. Specifically, the BBB-rated securities we own — which tend to offer higher yields because they represent greater credit risk — are generally shorter maturity securities, so they entail relatively little interest-rate risk. Likewise, the higher-rated securities in the portfolio typically have longer maturity dates. This balanced approach allows us to add incremental income potential without significantly increasing the portfolio’s overall risk profile.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations will vary over time.

8	Short Duration Income Fund

During the period, we maintained a relatively low duration, which is a measure of the fund’s sensitivity to interest-rate changes. As of period-end, the fund’s duration was 0.72 year, shorter than the fund’s maximum allowable duration of 1.00. While all securities in the fund are U.S. dollar-denominated, the vast majority of holdings were U.S. securities, but the fund held small allocations to the United Kingdom, Australia, and Canada, while taking limited positions in eurozone countries, given the ongoing uncertainty surrounding those markets. While we have added securities from a number of stronger European banks to the portfolio, our overall exposure to the region remains fairly minimal.

In terms of sector positioning, nearly two thirds of the portfolio was invested in investment-grade corporate bonds at the end of January, and the majority of those holdings were financial companies, which generally tend to be among the larger and most common issuers in the short-term debt space in which the fund invests. The fund’s second-largest sector position was in investment-grade commercial paper, which is unsecured corporate debt with a maturity of less than one year. In choosing securities, our analysts perform extensive bottom-up, fundamental research on the issuing companies. As a result, we have a high degree of conviction in the securities we own and in the companies’ ability to make timely interest and principal payments. That analysis paid off for shareholders during the period, as our corporate debt holdings performed in line with our expectations and contributed positively to fund performance.

What is your outlook for 2013?

Michael: While we are optimistic that U.S. economic data will continue to gradually improve, the condition of the economy is certainly not strong. In fact, preliminary estimates for the fourth quarter showed GDP contracting by 0.1%, which caught investors somewhat off guard. Given that this weakness could persist for some time, we have no reason to believe the Federal Reserve will change its accommodative stance until economic growth and the employment picture markedly improve. Against that backdrop, we expect to see some volatility on the longer end of the yield curve, but we expect yields on the shorter end, where the fund invests, should remain relatively stable, anchored by the Fed’s near-zero federal funds rate. We are optimistic that our rigorous research process can help us continue to offer investors an attractive portfolio for their conservative allocations with minimal potential price volatility.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Michael and Joanne, your fund is also managed by Kevin F. Murphy.

Short Duration Income Fund	9

IN THE NEWS

Mixed signals are coming from the U.S. economy. On the positive side, the unemployment rate continues to tick down, the housing sector is recovering, and the stock market has reached multi-year highs. But uncertainty remains. The nation’s GDP was essentially flat in the fourth quarter of 2012, after several consecutive quarters of expansion. A precipitous drop in military spending contributed to the slowdown, and many questions remain about government spending and its impact on GDP going forward. Consumer confidence recently dropped following the tax increases resulting from the fiscal cliff resolution, as people anticipate the pinch of less take-home pay. The next few months should provide clearer direction for the markets on government spending and the resilience of the recovery.

10	Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/13

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)

Life of fund	1.01%	0.49%	0.49%	0.85%	0.48%	1.23%	1.23%	1.23%
Annual average	0.78	0.38	0.38	0.66	0.37	0.95	0.95	0.95

1 year	0.94	0.47	0.47	0.80	0.47	1.15	1.15	1.15

6 months	0.48	0.29	0.29	0.37	0.29	0.56	0.56	0.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and Y shares generally have no CDSC. Performance for class R5 and class R6 shares before their their inception is derived from the historical performance of class Y shares, adjusted for the higher investor servicing fees applicable to class R5 and R6.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Comparative index returns For periods ended 1/31/13

	BofA Merrill Lynch	Lipper Ultra-Short Obligation
	U.S. Treasury Bill Index	Funds category average*

Life of fund	0.14%	1.98%
Annual average	0.11	1.53

1 year	0.13	1.46

6 months	0.07	0.61

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 1/31/13, there were 97, 89, and 87 funds, respectively, in this Lipper category.

Short Duration Income Fund	11

Fund price and distribution information For the six-month period ended 1/31/13

Distributions	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Number	6	6	6	6	6	6	6	6

Income	$0.0288	$0.0088	$0.0086	$0.0263	$0.0086	$0.0339	$0.0339	$0.0339

Capital gains — Long-term	—	—	—	—	—	—	—	—

Capital gains — Short-term	0.0009	0.0009	0.0009	0.0009	0.0009	0.0009	0.0009	0.0009

Total	$0.0297	$0.0097	$0.0095	$0.0272	$0.0095	$0.0348	$0.0348	$0.0348

Share value at
net asset value

7/31/12	$10.02	$10.01	$10.01	$10.02	$10.01	$10.03	$10.03	$10.03

1/31/13	10.04	10.03	10.03	10.03	10.03	10.05	10.05	10.05

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)

Life of fund	0.98%	0.48%	0.48%	0.82%	0.48%	1.18%	1.18%	1.18%
Annual average	0.81	0.40	0.40	0.68	0.40	0.98	0.98	0.98

1 year	0.94	0.57	0.57	0.80	0.56	1.13	1.13	1.13

6 months	0.58	0.39	0.39	0.37	0.38	0.65	0.65	0.65

12    Short Duration Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal
year ended 7/31/12*	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%**	0.30%**	0.30%

Total annual operating
expenses for the fiscal
year ended 7/31/12	0.72%	1.12%	1.12%	0.77%	1.12%	0.72%**	0.65%**	0.62%

Annualized expense ratio
for the six-month period
ended 1/31/13	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%	0.30%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/13.

** Other expenses for class R5 and class R6 shares have been annualized.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2012, to January 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$2.02	$4.04	$4.04	$2.27	$4.04	$1.52	$1.52	$1.52

Ending value (after expenses)	$1,004.80	$1,002.90	$1,002.90	$1,003.70	$1,002.90	$1,005.60	$1,005.60	$1,005.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short Duration Income Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2013, use the following calculation method. To find the value of your investment on August 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$2.04	$4.08	$4.08	$2.29	$4.08	$1.53	$1.53	$1.53

Ending value (after expenses)	$1,023.19	$1,021.17	$1,021.17	$1,022.94	$1,021.17	$1,023.69	$1,023.69	$1,023.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Short Duration Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to class M shares that were obtained either directly, or by exchanging shares from another Putnam fund that were originally purchased without a sales charge, from certain rollover accounts if redeemed within one year of purchase. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Short Duration Income Fund	15

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2013, Putnam employees had approximately $364,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Short Duration Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Duration Income Fund	17

The fund’s portfolio 1/31/13 (Unaudited)

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)*	rate (%)	date	amount	Value

Banking (22.4%)
ABN Amro Bank NV 144A sr. unsec. notes
FRN (Netherlands)	2.072	1/30/14	$1,000,000	$1,012,740

ABN Amro Bank NV 144A sr. unsec.
notes (Netherlands)	3.000	1/31/14	3,000,000	3,055,452

American Express Centurion Bank company
guaranty sr. unsec. notes FRN	0.760	11/13/15	1,000,000	1,001,948

American Express Bank FSB sr. unsec. notes	5.500	4/16/13	295,000	297,962

Australia & New Zealand Banking Group, Ltd. sr.
unsec. notes (Australia)	2.125	9/19/14	586,000	599,894

Australia & New Zealand Banking Group, Ltd.
144A sr. unsec. notes (Australia)	3.700	1/13/15	850,000	899,359

Australia & New Zealand Banking Group, Ltd.
144A sr. unsec. unsub. notes FRN (Australia)	0.980	9/24/13	1,000,000	1,003,733

Australia & New Zealand Banking Group, Ltd.
144A sr. unsec. unsub. notes FRN (Australia)	1.045	1/10/14	1,450,000	1,458,728

Bank of America Corp. sr. unsec. notes FRN	0.638	9/15/14	2,000,000	1,986,974

Bank of America Corp. sr. unsec. notes	5.375	6/15/14	1,250,000	1,321,803

Bank of America Corp. sr. unsec. unsub. notes FRN	1.855	7/11/14	1,000,000	1,014,429

Bank of America Corp. sr. unsec. unsub. notes FRN	1.722	1/30/14	1,300,000	1,312,377

Bank of Montreal sr. unsec. unsub. notes FRN
Ser. MTN (Canada)	0.780	9/11/15	600,000	602,536

Bank of Montreal sr. unsec. unsub. notes
FRN (Canada)	0.771	4/29/14	180,000	180,853

Bank of New York Mellon Corp. (The) sr.
unsec. notes FRN	0.532	10/23/15	1,300,000	1,300,011

Bank of New York Mellon Corp. (The) sr. unsec. unsub.
notes FRN Ser. MTN	1.162	11/24/14	400,000	405,063

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes FRN	0.593	1/31/14	240,000	240,543

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes FRN	0.571	7/28/14	700,000	701,782

Bank of Nova Scotia sr. unsec. unsub. notes (Canada)	3.400	1/22/15	711,000	750,096

Bank of Nova Scotia sr. unsec. unsub. notes (Canada)	0.750	10/9/15	1,000,000	1,000,364

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec.
notes FRN (Japan)	0.972	2/24/14	550,000	551,849

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec.
notes (Japan)	3.850	1/22/15	670,000	706,234

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec.
notes (Japan)	2.450	9/11/15	1,000,000	1,039,474

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec.
notes (Japan)	1.600	9/11/13	850,000	853,840

Barclays Bank PLC sr. unsec. unsub. notes
(United Kingdom)	2.375	1/13/14	405,000	411,868

Barclays Bank PLC sr. unsec. unsub. notes
(United Kingdom)	5.200	7/10/14	1,300,000	1,379,654

Barclays Bank PLC sr. unsec. unsub. notes
(United Kingdom)	3.900	4/7/15	1,094,000	1,160,548

18	Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
Barclays Bank PLC unsec. sub. notes
(United Kingdom)	5.015	11/12/13	$600,000	$615,510

BB&T Corp. sr. unsec. notes	5.700	4/30/14	920,000	978,279

BB&T Corp. sr. unsec. unsub. notes Ser. MTN	3.375	9/25/13	1,670,000	1,702,286

BB&T Corp. unsec. sub. notes	5.200	12/23/15	915,000	1,015,928

BPCE SA 144A sr. unsec. unsub. notes (France)	2.375	10/4/13	285,000	287,513

Canadian Imperial Bank of Commerce/Canada sr.
unsec. unsub. notes (Canada)	0.900	10/1/15	1,200,000	1,201,375

Capital One Financial Corp. sr. unsec.
unsub. notes FRN	1.454	7/15/14	900,000	909,084

Capital One Financial Corp. sr. unsec. unsub. notes	7.375	5/23/14	500,000	541,739

Capital One Financial Corp. sr. unsec. unsub. notes	6.250	11/15/13	250,000	260,890

Capital One Financial Corp. sr. unsec. unsub. notes	2.150	3/23/15	1,000,000	1,020,370

Citigroup, Inc. sr. unsec. notes	6.375	8/12/14	900,000	969,774

Citigroup, Inc. sr. unsec. notes	6.000	12/13/13	550,000	574,690

Citigroup, Inc. sr. unsec. notes	5.500	4/11/13	250,000	252,270

Citigroup, Inc. sr. unsec. notes FRN	1.755	1/13/14	300,000	303,087

Citigroup, Inc. sr. unsec. unsub. notes FRN	0.593	11/5/14	2,933,000	2,911,657

Commonwealth Bank of Australia 144A sr. unsec.
notes (Australia)	3.750	10/15/14	2,029,000	2,133,178

Commonwealth Bank of Australia 144A sr. unsec.
notes FRN (Australia)	1.038	3/17/14	1,950,000	1,963,613

Commonwealth Bank of Australia 144A sr. unsec.
notes FRN (Australia)	0.859	3/19/13	160,000	160,105

Credit Suisse Guernsey bank guaranty sr. unsec.
unsub. notes FRN	0.555	4/12/13	440,000	440,295

Credit Suisse Guernsey sr. unsec. notes	5.500	5/1/14	500,000	530,190

Credit Suisse Guernsey sr. unsec. notes	2.200	1/14/14	450,000	457,010

Danske Bank A/S 144A sr. unsec. unsub. notes
FRN (Denmark)	1.355	4/14/14	1,150,000	1,156,775

DNB Boligkreditt AS 144A sr. unsub. bonds (Norway)	2.100	10/14/15	1,000,000	1,034,100

Fifth Third Bancorp sr. unsec. notes	6.250	5/1/13	1,050,000	1,064,254

Fifth Third Bank/Ohio sr. unsec. notes FRN	0.421	5/17/13	2,150,000	2,147,663

HBSC Bank USA NA /New York NY unsec. sub. notes
(United Kingdom)	4.625	4/1/14	3,505,000	3,652,641

HSBC Bank PLC 144A sr. unsec. notes
(United Kingdom)	1.625	8/12/13	200,000	201,204

HSBC Bank PLC 144A sr. unsec. sub. notes FRN
(United Kingdom)	1.103	1/17/14	750,000	754,932

HSBC Finance Corp. sr. unsec. notes	6.000	4/15/13	420,000	423,977

HSBC Finance Corp. sr. unsec. unsub. notes	4.750	7/15/13	1,160,000	1,181,720

ING Bank NV 144A sr. unsec. notes
FRN (Netherlands)	1.950	9/25/15	1,600,000	1,627,098

ING Bank NV 144A sr. unsec. notes
FRN (Netherlands)	1.711	6/9/14	600,000	607,471

ING Bank NV 144A sr. unsec. notes
FRN (Netherlands)	1.623	10/18/13	400,000	403,046

ING Bank NV 144A sr. unsec. notes (Netherlands)	2.375	6/9/14	1,500,000	1,521,152

Short Duration Income Fund	19

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
ING Bank NV 144A sr. unsec. notes (Netherlands)	2.000	10/18/13	$850,000	$857,760

ING Bank NV 144A sr. unsec. notes
FRN (Netherlands)	1.358	3/15/13	600,000	600,506

JPMorgan Chase & Co. sr. unsec. notes FRN	1.359	3/20/15	2,000,000	2,025,820

JPMorgan Chase & Co. unsec. sub. notes FRN	1.492	9/1/15	1,345,000	1,344,895

JPMorgan Chase & Co. unsec. sub. notes	5.125	9/15/14	950,000	1,011,201

KeyBank N.A./Cleveland OH unsec. sub. notes	5.800	7/1/14	1,000,000	1,069,590

KeyCorp sr. unsec. unsub. notes Ser. MTN	6.500	5/14/13	3,209,000	3,261,153

Marcantile Bankshares Corp. unsec. sub. notes	4.625	4/15/13	495,000	498,919

Mellon Funding Corp. company guaranty
unsec. sub. notes	5.000	12/1/14	1,600,000	1,714,051

Mizuho Financial Group Cayman, Ltd. 144A unsec.
sub. notes (Cayman Islands)	5.790	4/15/14	1,200,000	1,262,032

National Australia Bank, Ltd. sr. unsec. notes
FRN (Australia)	1.442	8/7/15	500,000	507,555

National Australia Bank, Ltd. sr. unsec.
notes (Australia)	1.700	12/10/13	290,000	293,161

National Australia Bank, Ltd. 144A notes
FRN (Australia)	1.012	11/8/13	520,000	522,683

National Australia Bank, Ltd. 144A sr. unsec. notes
FRN (Australia)	0.602	1/22/15	1,000,000	1,000,008

National Australia Bank, Ltd. 144A sr. unsec.
notes (Australia)	1.700	12/10/13	350,000	353,815

National Australia Bank, Ltd. 144A sr. unsec. unsub.
notes FRN (Australia)	1.251	7/25/14	1,520,000	1,537,755

National Australia Bank, Ltd./New York sr. unsec.
notes (Australia)	1.600	8/7/15	362,000	369,079

National Australia Bank, Ltd./New York sr. unsec.
notes Ser. MTN (Australia)	2.000	3/9/15	140,000	143,423

National City Bank unsec. sub. bonds	4.625	5/1/13	732,000	739,439

Nationwide Building Society 144A sr. unsec. sub.
notes (United Kingdom)	5.250	1/15/14	3,919,000	4,048,343

Nordea Bank AB 144A sr. unsec. notes (Sweden)	2.250	3/20/15	210,000	215,639

Nordea Bank AB 144A sr. unsec. notes FRN (Sweden)	1.205	1/14/14	1,350,000	1,361,475

Nordea Bank AB 144A sr. unsec. unsub.
notes (Sweden)	3.700	11/13/14	500,000	523,831

Nordea Bank AB 144A sr. unsec. unsub.
notes (Sweden)	1.750	10/4/13	1,799,000	1,813,617

Northern Trust Corp. sr. unsec. unsub. notes	4.625	5/1/14	438,000	460,059

PNC Bank N.A. sr. unsec. notes FRN	0.611	1/28/16	1,500,000	1,503,110

PNC Funding Corp. sr. unsec. notes FRN	0.501	1/31/14	250,000	250,323

PNC Funding Corp. sr. unsec. notes	5.400	6/10/14	750,000	797,597

PNC Funding Corp. sr. unsec. notes	3.000	5/19/14	1,598,000	1,648,206

Royal Bank of Canada sr. unsec. notes FRN (Canada)	1.002	10/30/14	2,550,000	2,573,355

Royal Bank of Canada sr. unsec. unsub. notes FRN
Ser. MTN1 (Canada)	0.603	4/17/14	570,000	572,107

Royal Bank of Scotland PLC (The) company guaranty
sr. unsec. unsub. notes Ser. 2 (United Kingdom)	3.400	8/23/13	1,350,000	1,369,900

20 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
Royal Bank of Scotland PLC (The) company guaranty
sr. unsec. unsub. notes FRN (United Kingdom)	2.732	8/23/13	$967,000	$975,944

Royal Bank of Scotland PLC (The) sr. unsec. unsub.
notes (United Kingdom)	2.550	9/18/15	300,000	309,311

Royal Bank of Scotland PLC (The) 144A company
guaranty sr. unsec. unsub. notes (United Kingdom)	4.875	8/25/14	1,600,000	1,696,575

Royal Bank of Scotland PLC(The) sr. unsec. notes
(United Kingdom)	4.875	3/16/15	750,000	807,680

Royal Bank of Scotland PLC(The) sr. unsec. unsub.
notes (United Kingdom)	3.250	1/11/14	500,000	509,650

Scotland International Finance No2 BV 144A bank
guaranty unsec. sub. notes (Netherlands)	4.250	5/23/13	4,475,000	4,511,241

SSIF Nevada LP 144A bank guaranty sr. unsec.
unsub. notes FRN	1.005	4/14/14	1,070,000	1,075,279

Standard Chartered PLC 144A sr. unsec. notes FRN
(United Kingdom)	1.242	5/12/14	2,625,000	2,632,691

Standard Chartered PLC 144A sr. unsec. unsub. notes
(United Kingdom)	5.500	11/18/14	1,075,000	1,160,283

State Street Corp. sr. unsec. unsub. notes FRN	0.661	3/7/14	795,000	797,512

Sumitomo Mitsui Banking Corp. sr. unsec.
notes (Japan)	1.350	7/18/15	1,000,000	1,011,866

Sumitomo Mitsui Banking Corp. 144A sr. unsec. notes
FRN (Japan)	1.252	7/22/14	700,000	705,837

Sumitomo Mitsui Banking Corp. 144A sr. unsec.
notes (Japan)	1.950	1/14/14	1,500,000	1,514,987

Sumitomo Mitsui Banking Corp. 144A sr. unsec.
notes (Japan)	1.900	7/22/14	380,000	385,179

Sumitomo Mitsui Banking Corp. 144A sr. unsec.
unsub. bonds (Japan)	3.150	7/22/15	600,000	630,446

Svenska Handelsbanken AB 144A sr. unsec. unsub.
notes (Sweden)	4.875	6/10/14	850,000	895,484

Swetbank Hypotek AB 144A bank guaranty unsub.
notes (Sweden)	0.760	3/28/14	1,110,000	1,113,787

UBS AG/Jersey Branch 144A bank guaranty sr. notes
(United Kingdom)	1.875	1/23/15	640,000	654,788

UBS AG/Stamford CT sr. unsec. notes FRN	1.301	1/28/14	2,290,000	2,305,881

UBS AG/Stamford CT sr. unsec. notes	2.250	1/28/14	2,396,000	2,433,243

UFJ Finance Aruba AEC bank guaranty sub.
notes (Japan)	6.750	7/15/13	903,000	927,810

US Bancorp sr. unsec. unsub. notes	4.200	5/15/14	100,000	104,759

US Bank NA unsec. sub. notes	4.950	10/30/14	1,208,000	1,295,119

US Bank NA unsec. sub. notes FRN	0.585	10/14/14	2,114,000	2,117,076

US Bank National Association unsec. sub. notes	6.300	2/4/14	288,000	304,208

Wachovia Bank NA sr. unsec. sub. notes
FRN Ser. BKNT	0.693	11/3/14	2,952,000	2,943,318

Wachovia Corp. unsec. sub. notes FRN	0.642	10/28/15	1,944,000	1,920,841

Wells Fargo & Co. sr. notes FRN	1.230	6/26/15	1,000,000	1,012,570

Wells Fargo & Co. unsec. sub. notes	4.950	10/16/13	170,000	174,927

Short Duration Income Fund	21

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
Westpac Banking Corp. sr. unsec. unsub. notes
FRN (Australia)	1.070	9/25/15	$310,000	$311,890

Westpac Banking Corp. sr. unsec. unsub.
notes (Australia)	4.200	2/27/15	150,000	160,884

Westpac Banking Corp. sr. unsec. unsub.
notes (Australia)	1.125	9/25/15	180,000	181,336

Westpac Banking Corp. 144A sr. unsec. notes
FRN (Australia)	1.242	2/24/14	700,000	704,106

				135,791,905
Basic materials (1.3%)
Airgas, Inc. sr. unsec. unsub. notes	3.250	10/1/15	895,000	946,182

Airgas, Inc. sr. unsec. unsub. notes	2.850	10/1/13	5,448,000	5,525,890

BHP Billiton Finance USA, Ltd. company
guaranty sr. unsec. notes FRN (Australia)	0.581	2/18/14	1,117,000	1,119,660

E.I. du Pont de Nemours & Co. sr. unsec. notes FRN	0.730	3/25/14	315,000	316,401

				7,908,133
Capital goods (1.6%)
Boeing Co. (The) sr. unsec. unsub. notes	5.125	2/15/13	689,000	689,910

Caterpillar Financial Services Corp. sr. unsec. notes	6.125	2/17/14	880,000	932,277

Caterpillar Financial Services Corp. sr. unsec.
notes Ser. MTN	4.750	2/17/15	585,000	631,882

Caterpillar Financial Services Corp. sr.
unsec. notes FRN	0.610	12/11/13	350,000	351,023

Caterpillar Financial Services Corp. sr.
unsec. notes FRN	0.598	4/1/14	1,290,000	1,293,732

Caterpillar Financial Services Corp. sr. unsec.
unsub. notes	1.125	12/15/14	650,000	657,515

Caterpillar Financial Services Corp. sr. unsec. unsub.
notes Ser. MTN	4.900	8/15/13	354,000	362,537

John Deere Capital Corp. sr. unsec. notes FRN	0.405	10/8/14	480,000	480,198

John Deere Capital Corp. sr. unsec. notes FRN	0.451	4/25/14	1,000,000	1,001,219

John Deere Capital Corp. sr. unsec. unsub.
notes Ser. MTN	2.950	3/9/15	1,000,000	1,046,696

John Deere Capital Corp. sr. unsec. unsub. notes FRN	0.705	10/4/13	564,000	565,676

United Technologies Corp. sr. unsec.
unsub. notes FRN	0.581	12/2/13	1,700,000	1,704,004

				9,716,669
Communication services (3.0%)
Alltel Corp. sr. unsec. notes	6.500	11/1/13	250,000	260,584

AT&T, Inc. sr. unsec. unsub. notes	0.800	12/1/15	2,000,000	2,000,767

BellSouth Corp. sr. unsec. unsub. bonds	5.200	9/15/14	1,645,000	1,761,721

British Telecommunications PLC sr. unsec. unsub.
notes FRN (United Kingdom)	1.434	12/20/13	3,050,000	3,075,318

Cellco Partnership/Verizon Wireless Capital, LLC sr.
unsec. unsub. notes	7.375	11/15/13	2,400,000	2,522,414

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. bonds (Netherlands)	5.250	7/22/13	2,216,000	2,262,997

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. notes (Netherlands)	5.875	8/20/13	2,065,000	2,123,091

22 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec. notes	5.250	4/15/13	$579,000	$584,503

Verizon New England, Inc. sr. unsec. debs. Ser. C	4.750	10/1/13	3,300,000	3,393,431

Vodafone Group PLC sr. unsec. unsub. notes
(United Kingdom)	4.150	6/10/14	300,000	313,935

				18,298,761
Consumer cyclicals (4.4%)
Daimler Finance North America, LLC 144A
company guaranty sr. unsec. notes	1.950	3/28/14	1,530,000	1,547,584

Daimler Finance North America, LLC 144A
company guaranty sr. unsec. notes FRN	1.510	9/13/13	2,502,000	2,514,955

Ford Motor Credit Co., LLC sr. unsec. unsub. notes	8.700	10/1/14	500,000	556,303

Harley-Davidson Financial Services, Inc. 144A
company guaranty sr. unsec. notes	1.150	9/15/15	1,200,000	1,204,007

Harley-Davidson Funding Corp. 144A company
guaranty sr. unsec. notes	5.750	12/15/14	2,572,000	2,797,675

Home Depot, Inc. (The) sr. unsec. unsub. notes	5.400	3/1/16	2,266,000	2,577,688

Home Depot, Inc. (The) sr. unsec. unsub. notes	5.250	12/16/13	360,000	375,169

Macy’s Retail Holdings, Inc. company guaranty sr.
unsec. notes	7.625	8/15/13	300,000	309,909

Macy’s Retail Holdings, Inc. company guaranty sr.
unsec. notes	5.750	7/15/14	1,250,000	1,334,554

Marriott International, Inc. sr. unsec. notes	5.625	2/15/13	1,528,000	1,529,951

Nissan Motor Acceptance Corp. 144A sr. unsec. notes	4.500	1/30/15	285,000	304,643

Target Corp. sr. unsec. notes FRN	0.473	7/18/14	791,000	793,447

Toyota Motor Credit Corp. sr. unsec. unsub. notes
FRN Ser. MTN	0.755	10/11/13	500,000	501,598

Toyota Motor Credit Corp. sr. unsec. unsub. notes	3.200	6/17/15	214,000	226,742

Toyota Motor Credit Corp. sr. unsec. unsub. notes	0.875	7/17/15	1,000,000	1,005,216

Toyota Motor Credit Corp. unsec. notes FRN	0.481	12/5/14	2,000,000	2,001,480

Volkswagen International Finance NV 144A company
guaranty sr. unsec. notes FRN (Germany)	0.912	11/20/14	1,000,000	999,650

Volkswagen International Finance NV 144A company
guaranty sr. unsec. notes FRB (Germany)	0.910	9/22/13	600,000	601,950

Volkswagen International Finance NV 144A company
guaranty sr. unsec. notes FRN (Germany)	1.060	3/21/14	1,030,000	1,034,978

Volkswagen International Finance NV 144A company
guaranty sr. unsec. unsub. notes FRN (Germany)	0.918	4/1/14	250,000	250,752

Volkswagen International Finance NV 144A company
guaranty sr. unsec. unsub. notes (Germany)	1.875	4/1/14	300,000	303,678

Volkswagen International Finance NV 144A company
guaranty sr. unsec. unsub. notes (Germany)	1.625	8/12/13	260,000	261,516

VW Credit, Inc. company guaranty sr. unsec. notes	1.055	7/13/13	600,000	599,097

Walt Disney Co. (The) sr. unsec. unsub. notes	4.500	12/15/13	2,876,000	2,977,279

				26,609,821
Consumer finance (1.5%)
American Express Co. sr. unsec. notes	7.250	5/20/14	1,296,000	1,403,006

American Express Co. sr. unsec. notes	4.875	7/15/13	825,000	841,356

American Express Credit Corp. sr. unsec. notes FRN	1.905	6/19/13	100,000	100,597

Short Duration Income Fund	23

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Consumer finance cont.
American Express Credit Corp. sr. unsec.
sub. notes FRN	1.411	6/12/15	$600,000	$611,168

American Express Credit Corp. sr. unsec. unsub. notes	7.300	8/20/13	315,000	326,683

American Honda Finance Corp. 144A sr. unsec. notes	4.625	4/2/13	530,000	533,656

American Honda Finance Corp. 144A sr. unsec. notes	1.450	2/27/15	1,475,000	1,495,772

American Honda Finance Corp. 144A unsec. bonds	0.762	5/8/14	1,305,000	1,311,077

Capital One Bank USA NA sr. unsec. sub. notes	6.500	6/13/13	1,760,000	1,796,538

Capital One Bank USA NA sr. unsec. unsub. notes	5.125	2/15/14	550,000	574,821

				8,994,674
Consumer staples (6.3%)
Anheuser-Busch Cos., LLC company guaranty sr.
unsec. notes	4.950	1/15/14	595,000	619,221

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. notes	0.800	1/15/16	1,000,000	998,764

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. notes FRN	0.665	7/14/14	1,290,000	1,294,515

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes	5.375	11/15/14	3,140,000	3,394,783

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes FRN	0.851	1/27/14	340,000	341,959

Bacardi, Ltd. 144A company guaranty sr. unsec.
unsub. notes (Bermuda)	7.450	4/1/14	500,000	537,798

Bottling Group, LLC company guaranty sr.
unsec. notes	6.950	3/15/14	150,000	160,444

Cadbury Schweppes US Finance, LLC 144A company
guaranty sr. unsec. notes (United Kingdom)	5.125	10/1/13	400,000	410,428

Cargill, Inc. 144A sr. unsec. notes	5.000	11/15/13	215,000	222,054

Cargill, Inc. 144A sr. unsec. notes	4.375	6/1/13	450,000	455,368

Coca-Cola Co. (The) sr. unsec. unsub. notes FRN	0.260	3/14/14	300,000	299,891

Coca-Cola Refreshments USA, Inc. sr. unsec.
unsub. notes	5.000	8/15/13	125,000	128,062

ConAgra Foods, Inc. sr. unsec. notes	5.875	4/15/14	3,388,000	3,587,330

ConAgra Foods, Inc. sr. unsec. unsub. notes	1.350	9/10/15	1,000,000	1,004,844

Costco Wholesale Corp. sr. unsec. unsub. notes	0.650	12/7/15	4,500,000	4,517,730

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes (United Kingdom)	7.375	1/15/14	2,000,000	2,126,578

Diageo Finance BV company guaranty sr. unsec.
unsub. notes (Netherlands)	5.300	10/28/15	1,090,000	1,218,430

H.J. Heinz Co. sr. unsec. notes	5.350	7/15/13	2,246,000	2,294,363

Mondelez International, Inc. sr. unsec. notes	5.250	10/1/13	290,000	298,243

Kroger Co. (The) company guaranty sr. unsec. notes	5.000	4/15/13	2,450,000	2,471,806

Kroger Co. (The) company guaranty sr. unsec. notes	3.900	10/1/15	1,000,000	1,076,265

Kroger Co. (The) company guaranty sr. unsec. notes	7.500	1/15/14	1,976,000	2,102,642

McDonald’s Corp. sr. unsec. notes	0.750	5/29/15	700,000	704,682

Mondelez International, Inc. sr. unsec. notes	2.625	5/8/13	400,000	401,950

PepsiAmericas, Inc. company guaranty sr. unsec.
unsub. notes	4.375	2/15/14	748,000	777,203

PepsiCo, Inc. sr. unsec. notes	4.650	2/15/13	591,000	591,768

24 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Consumer staples cont.
PepsiCo, Inc. sr. unsec. unsub. notes	3.750	3/1/14	$250,000	$258,732

PepsiCo, Inc. sr. unsec. unsub. notes	0.800	8/25/14	659,000	662,162

Walgreen Co. company guaranty sr. unsec.
unsub. notes	4.875	8/1/13	2,208,000	2,254,008

Walgreen Co. sr. unsec. unsub. notes FRN	0.810	3/13/14	2,000,000	2,003,076

Yale University sr. unsec. unsub. notes Ser. MTN	2.900	10/15/14	760,000	791,485

				38,006,584
Energy (1.2%)
BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes (United Kingdom)	5.250	11/7/13	345,000	357,655

EnCana Corp. sr. unsec. unsub. notes (Canada)	4.750	10/15/13	2,675,000	2,749,025

EnCana Holdings Finance Corp. company guaranty sr.
unsec. unsub. notes (Canada)	5.800	5/1/14	1,000,000	1,059,833

Petro-Canada, Ltd. sr. unsec. unsub. notes (Canada)	4.000	7/15/13	238,000	241,507

Shell International Finance BV company guaranty sr.
unsec. unsub. notes (Netherlands)	0.625	12/4/15	2,000,000	2,005,544

Total Capital Canada Ltd. company guaranty sr.
unsec. unsub. notes FRN (Canada)	0.400	5/13/13	707,000	707,137

				7,120,701
Financial (0.9%)
General Electric Capital Corp. sr. unsec. notes FRN	0.905	1/8/16	1,500,000	1,500,017

General Electric Capital Corp. sr. unsec. notes FRN	0.505	1/8/16	500,000	494,081

General Electric Capital Corp. sr. unsec. notes FRN	0.495	10/6/15	500,000	496,055

General Electric Capital Corp. sr. unsec. notes FRN	0.458	9/15/14	100,000	99,759

General Electric Capital Corp. sr. unsec. notes
FRN Ser. MTN	0.568	9/15/14	400,000	399,883

General Electric Capital Corp. sr. unsec. notes FRN	1.139	12/20/13	500,000	502,742

General Electric Capital Corp. sr. unsec. unsub. notes	4.375	9/21/15	700,000	760,924

General Electric Capital Corp. sr. unsec.
unsub. notes FRN	1.338	7/2/15	700,000	708,952

General Electric Capital Corp. sr. unsec.
unsub. notes FRN	0.309	9/20/13	100,000	99,785

General Electric Capital Corp. sr. unsec. unsub. notes
FRN Ser. MTN	0.935	4/7/14	598,000	601,699

				5,663,897
Health care (1.8%)
AbbVie, Inc. 144A company guaranty sr.
unsec. notes FRN	1.072	11/6/15	2,000,000	2,030,604

GlaxoSmith Kline Capital, Inc. company guaranty sr.
unsec. unsub. bonds (United Kingdom)	0.750	5/8/15	400,000	401,772

GlaxoSmith Kline Capital, Inc. company guaranty sr.
unsec. unsub. notes	4.850	5/15/13	923,000	934,884

Teva Pharmaceutical Finance III BV company
guaranty sr. unsec. unsub. notes FRN (Israel)	0.810	3/21/14	1,000,000	1,004,851

Teva Pharmaceutical Finance III BV company
guaranty sr. unsec. unsub. notes (Israel)	1.700	3/21/14	250,000	253,341

WellPoint, Inc. sr. unsec. notes	6.000	2/15/14	3,613,000	3,810,288

Short Duration Income Fund	25

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Health care cont.
WellPoint, Inc. sr. unsec. unsub. notes	1.250	9/10/15	$750,000	$755,507

Zoetis Inc. 144A sr. unsec. notes	1.150	2/1/16	1,735,000	1,737,921

				10,929,168
Insurance (5.1%)
Aegon NV sr. unsec. unsub. notes (Netherlands)	4.750	6/1/13	855,000	866,808

Aflac, Inc. sr. unsec. notes	3.450	8/15/15	2,790,000	2,968,130

Allstate Corp. (The) sr. unsec. unsub. notes	6.200	5/16/14	1,240,000	1,326,113

Allstate Corp. (The) sr. unsec. unsub. notes	5.000	8/15/14	780,000	830,138

Allstate Life Global Funding Trusts notes Ser. MTN	5.375	4/30/13	1,029,000	1,041,443

Hartford Financial Services Group, Inc. (The) sr.
unsec. unsub. notes	4.625	7/15/13	1,425,000	1,449,460

Hartford Life Global Funding Trusts sr.
unsub. notes FRN	0.488	6/16/14	1,650,000	1,647,307

Hartford Life Institutional Funding 144A sr. notes
FRN Ser. MTN	0.630	8/15/13	900,000	899,181

Jackson National Life Global Funding, Co. 144A sr.
unsub. notes	5.375	5/8/13	1,000,000	1,011,314

Mass Mutual Global Funding II 144A sr. notes FRN	0.471	12/6/13	180,000	180,213

Mass Mutual Global Funding II 144A sr. unsub. notes	2.300	9/28/15	500,000	522,154

Mass Mutual Global Funding II 144A sr.
unsub. notes FRN	0.685	1/14/14	148,000	148,356

MetLife Institutional Funding II 144A notes FRN	0.675	1/6/15	1,500,000	1,499,728

MetLife Institutional Funding II 144A notes FRN	1.205	4/4/14	500,000	504,130

Metropolitan Life Global Funding I 144A notes FRN	1.055	1/10/14	1,160,000	1,167,008

Metropolitan Life Global Funding I 144A sr. notes	2.000	1/9/15	725,000	743,578

Metropolitan Life Global Funding I 144A sr. notes	2.000	1/10/14	112,000	113,447

Metropolitan Life Global Funding I 144A sr.
unsub. notes FRN	0.659	3/19/14	500,000	499,894

Metropolitan Life Global Funding I 144A
unsec. notes FRN	0.711	12/12/13	500,000	500,392

Monumental Global Funding II 144A sr.
unsub. notes FRN	0.471	10/25/13	400,000	399,892

Monumental Global Funding III 144A sr.
unsub. notes FRN	0.504	1/15/14	1,000,000	999,345

Monumental Global Funding, Ltd. 144A sr.
unsub. notes	5.500	4/22/13	850,000	859,020

Monumental Global Funding, Ltd. 144A sr.
unsub. notes	5.250	1/15/14	385,000	400,780

New York 144A sr. notes	4.650	5/9/13	650,000	656,499

New York Life Global Funding 144A notes FRN	0.565	4/4/14	500,000	501,805

Pricoa Global Funding I 144A sr. notes FRN	0.510	9/27/13	795,000	795,398

Principal Life Global Funding II 144A company
guaranty sr. notes FRN	0.930	7/9/14	500,000	500,471

Principal Life Global Funding II 144A notes	1.000	12/11/15	3,910,000	3,923,589

Principal Life Income Funding Trusts company
guaranty sr. notes Ser. MTN	5.300	4/24/13	350,000	353,724

Principal Life Income Funding Trusts sr. notes FRN	0.492	11/8/13	270,000	270,164

26 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Insurance cont.
Prudential Covered Trust 2012-1 144A company
guaranty mtge. notes	2.997	9/30/15	$228,000	$235,852

Prudential Financial, Inc. sr. unsec. unsub.
notes Ser. MTN	4.750	4/1/14	916,000	957,961

Prudential Financial, Inc. sr. unsec. unsub.
notes Ser. MTNB	5.100	9/20/14	1,428,000	1,524,761

Sun Life Financial Global Funding III LP 144A
company guaranty sr. unsec. notes FRN	0.574	10/6/13	825,000	823,334

				31,121,389
Investment banking/Brokerage (1.0%)
Credit Suisse First Boston USA, Inc. bank guaranty
sr. unsec. unsub. notes	5.500	8/15/13	210,000	215,500

Credit Suisse Guernsey, Ltd. 144A bank guaranty sr.
notes (United Kingdom)	1.625	3/6/15	500,000	508,637

Goldman Sachs Group, Inc. (The) sr. unsec. notes	4.750	7/15/13	2,000,000	2,036,776

Goldman Sachs Group, Inc. (The) sr. unsec. notes	5.250	4/1/13	1,081,000	1,089,061

TD Ameritrade Holding Corp. company guaranty sr.
unsec. unsub. notes	4.150	12/1/14	2,000,000	2,126,960

				5,976,934
Real estate (9.4%)
AvalonBay Communities, Inc. sr. unsec. unsub. notes R	4.950	3/15/13	520,000	522,638

Boston Properties, Inc. sr. unsec. unsub. notes R	5.625	4/15/15	914,000	1,006,856

Boston Properties, LP sr. unsec. unsub. notes R	5.000	6/1/15	5,225,000	5,702,715

Brandywine Operating Partnership, LP company
guaranty sr. unsec. unsub. notes R	5.400	11/1/14	2,280,000	2,426,467

Camden Property Trust sr. unsec. unsub. notes R	5.375	12/15/13	1,488,000	1,543,018

Camden Property Trust sr. unsec. unsub. notes R	5.000	6/15/15	500,000	541,532

Colonial Properties Trust sr. unsec. unsub. notes	6.150	4/15/13	313,000	316,130

Colonial Realty LP sr. unsec. unsub. notes	6.250	6/15/14	580,000	617,700

Duke Realty Corp. sr. unsec. unsub. notes R	4.625	5/15/13	431,000	436,214

Duke Realty LP sr. unsec. notes R	6.250	5/15/13	4,791,000	4,865,083

Duke Realty LP sr. unsec. unsub. notes R	5.400	8/15/14	350,000	370,779

ERP Operating LP sr. unsec. notes R	5.200	4/1/13	750,000	755,828

ERP Operating LP sr. unsec. unsub. notes R	5.250	9/15/14	2,675,000	2,869,802

Federal Realty Investment Trust sr. unsec. notes R	5.400	12/1/13	2,360,000	2,445,232

Federal Realty Investment Trust sr. unsec.
unsub. notes R	5.950	8/15/14	680,000	728,146

HCP, Inc. sr. unsec. notes R	5.650	12/15/13	1,822,000	1,897,679

HCP, Inc. sr. unsec. notes Ser. MTN R	5.625	2/28/13	150,000	150,451

HCP, Inc. sr. unsec. unsub. notes R	2.700	2/1/14	2,525,000	2,569,991

Hospitality Properties Trust sr. unsec. notes R	7.875	8/15/14	1,141,000	1,214,507

Kimco Realty Corp. sr. unsec. notes Ser. MTN R	5.190	10/1/13	2,219,000	2,284,181

Kimco Realty Corp. sr. unsec. unsub. notes R	4.820	6/1/14	1,000,000	1,052,361

Pan Pacific Retail Properties, Inc. company guaranty
sr. unsec. notes R	5.950	6/1/14	1,197,000	1,277,408

ProLogis LP company guaranty sr. unsec. notes	5.500	3/1/13	400,000	401,285

Realty Income Corp. sr. unsec. notes R	5.375	3/15/13	500,000	502,556

Short Duration Income Fund	27

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Real estate cont.
Regency Centers LP company guaranty sr. unsec.
unsub. notes	4.950	4/15/14	$2,550,000	$2,664,388

Shurgard Storage Centers, Inc. sr. unsec. notes R	5.875	3/15/13	1,205,000	1,211,025

Simon Property Group LP sr. unsec. notes R	6.750	5/15/14	3,302,000	3,507,163

Simon Property Group LP sr. unsec. unsub. notes R	5.750	12/1/15	342,000	384,985

Simon Property Group LP sr. unsec. unsub. notes R	5.625	8/15/14	795,000	853,304

Simon Property Group LP sr. unsec. unsub. notes R	4.900	1/30/14	305,000	317,270

Simon Property Group LP sr. unsec. unsub. notes R	4.200	2/1/15	819,000	868,708

UDR, Inc. company guaranty sr. unsec. unsub. notes R	5.250	1/15/15	825,000	887,924

UDR, Inc. sr. unsec. notes R	6.050	6/1/13	2,822,000	2,870,532

UDR, Inc. sr. unsec. unsub. notes R	5.500	4/1/14	500,000	524,258

UDR, Inc. sr. unsec. unsub. notes R	5.130	1/15/14	1,000,000	1,037,147

Vornado Realty LP sr. unsec. unsub. notes R	4.250	4/1/15	275,000	290,819

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes	7.500	6/2/14	2,125,000	2,309,153

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes	5.750	9/2/15	195,000	217,968

Weingarten Realty Investors sr. unsec. unsub. notes R	4.990	9/3/13	500,000	510,429

Weingarten Realty Investors sr. unsec. unsub. notes R	4.857	1/15/14	400,000	413,789

WT Finance (Aust) Pty. Ltd./Westfield Capital/WEA
Finance, LLC 144A company guaranty sr. unsec.
unsub. bonds (Australia)	5.125	11/15/14	1,250,000	1,340,470

				56,707,891
Technology (1.2%)
IBM Corp. sr. unsec. unsub. notes	6.500	10/15/13	835,000	870,804

IBM Corp. sr. unsec. unsub. notes	1.000	8/5/13	500,000	501,848

Western Union Co. (The) sr. unsec. unsub. notes FRN	0.891	3/7/13	635,000	635,283

Western Union Co.(The) sr. unsec. notes	6.500	2/26/14	2,000,000	2,119,230

Xerox Corp. sr. unsec. notes	5.650	5/15/13	2,800,000	2,836,288

				6,963,453
Transportation (0.8%)
Burlington Northern Santa Fe, LLC sr. unsec. notes	7.000	2/1/14	4,500,000	4,779,819

Burlington Northern Santa Fe, LLC sr. unsec. notes	4.300	7/1/13	285,000	289,377

				5,069,196
Utilities and power (5.6%)
Appalachian Power Co. sr. unsec. unsub. notes FRN	0.685	8/16/13	1,000,000	1,001,336

Atmos Energy Corp. sr. unsec. unsub. notes	4.950	10/15/14	2,000,000	2,139,038

Baltimore Gas & Electric Co. sr. unsec. notes	6.125	7/1/13	2,535,000	2,592,547

CenterPoint Energy Resources Corp. sr. unsec.
unsub. notes	7.875	4/1/13	390,000	394,416

Cleveland Electric Illuminating Co. (The) sr.
unsec. notes	5.650	12/15/13	208,000	216,579

Dayton Power & Light Co. (The) 1st mtge. bonds	5.125	10/1/13	1,200,000	1,234,804

DTE Energy Co. sr. unsec. unsub. notes FRN	1.011	6/3/13	200,000	200,281

DTE Energy Co. sr. unsec. unsub. notes	7.625	5/15/14	1,201,000	1,303,358

Duke Energy Corp. sr. unsec. unsub. notes	6.300	2/1/14	5,641,000	5,950,824

28 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (67.5%)* cont.	rate (%)	date	amount	Value

Utilities and power cont.
Enterprise Products Operating, LLC company
guaranty sr. unsec. notes	9.750	1/31/14	$192,000	$208,928

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes	6.125	2/1/13	490,000	489,994

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes	5.900	4/15/13	1,000,000	1,010,248

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes	5.650	4/1/13	2,025,000	2,041,312

Georgia Power Co. sr. unsec. unsub. notes	6.000	11/1/13	1,202,000	1,250,393

Georgia Power Co. sr. unsec. unsub. notes	0.625	11/15/15	2,000,000	1,996,636

Georgia Power Co. sr. unsec. unsub. notes FRN	0.628	3/15/13	205,000	205,016

Great Plains Energy, Inc. sr. unsec. unsub. notes	2.750	8/15/13	450,000	453,984

Kinder Morgan Energy Partners LP sr. unsec. notes	5.125	11/15/14	250,000	267,985

Kinder Morgan Energy Partners LP sr. unsec.
unsub. notes	5.000	12/15/13	4,500,000	4,659,444

Metropolitan Edison Co. sr. unsec. notes	4.950	3/15/13	610,000	612,997

MidAmerican Energy Holdings Co. sr. unsec. notes	5.000	2/15/14	2,660,000	2,777,149

Northeast Utilities sr. unsec. unsub. notes FRN	1.059	9/20/13	165,000	165,717

Ohio Power Co. sr. unsec. unsub. notes	5.500	2/15/13	1,050,000	1,051,462

Peco Energy Co. 1st mtge. bonds	5.000	10/1/14	500,000	535,237

PSI Energy, Inc. sr. unsec. notes	5.000	9/15/13	400,000	411,060

Southern Co. (The) sr. unsec. unsub. notes	4.150	5/15/14	115,000	120,097

Westar Energy, Inc. 1st mtge. bonds	6.000	7/1/14	500,000	533,272

				33,824,114
Total corporate bonds and notes (cost $408,195,030)				$408,703,290

		Maturity	Principal
COMMERCIAL PAPER (18.1%)*	Yield (%)	date	amount	Value

Abbey National North America, LLC	0.853	4/2/13	$1,000,000	$999,473

ABN AMRO Group NV	0.521	6/5/13	1,000,000	998,757

Arrow Electronics, Inc.	0.760	2/15/13	3,000,000	2,999,413

Arrow Electronics, Inc.	0.800	2/7/13	1,000,000	999,911

AT&T, Inc.	0.511	7/22/13	2,500,000	2,493,682

Avon Capital Corp.	0.800	2/15/13	600,000	599,940

Avon Capital Corp.	0.750	2/7/13	4,000,000	3,999,821

AXA Financial, Inc.	0.662	4/25/13	1,000,000	999,323

AXA Financial, Inc. 144A	0.400	3/5/13	1,420,000	1,419,748

Bacardi Corp.	0.350	2/20/13	2,500,000	2,499,614

BMW U.S. Capital, LLC 144A	0.453	7/23/13	1,000,000	1,000,168

BP Capital Markets PLC 144A	0.501	2/22/13	250,000	249,988

British Telecommunications PLC 144A	0.490	5/15/13	250,000	249,565

British Telecommunications PLC 144A	1.542	5/14/13	800,000	798,622

Cabot Corp.	0.340	2/15/13	2,500,000	2,499,719

CIGNA Corp.	0.450	5/1/13	500,000	499,500

CIGNA Corp. 144A	0.480	3/27/13	834,000	833,571

Short Duration Income Fund 29

		Maturity	Principal
COMMERCIAL PAPER (18.1%)* cont.	Yield (%)	date	amount	Value

COFCO Capital Corp.	0.400	3/5/13	$4,000,000	$3,999,369

Credit Agricole North America	0.501	4/22/13	1,000,000	999,260

Daimler Finance North America, LLC	0.977	8/15/13	700,000	697,824

Daimler Finance North America, LLC	0.955	2/7/13	400,000	399,980

Daimler Finance North America, LLC 144A	1.009	9/16/13	400,000	398,445

Daimler Finance North America, LLC 144A	1.010	9/10/13	300,000	298,879

Daimler Finance North America, LLC 144A	0.581	3/15/13	250,000	249,908

Daimler Finance North America, LLC 144A	0.330	2/6/13	2,000,000	1,999,917

DCP Midstream, LLC	0.300	2/1/13	4,000,000	3,999,971

DIRECTV Holdings, LLC	0.450	2/5/13	1,500,000	1,499,946

DnB Bank ASA	0.350	6/12/13	500,000	499,534

DnB Bank ASA	0.150	2/7/13	600,000	599,984

DnB Bank ASA	0.501	2/4/13	450,000	449,993

ENI Finance USA, Inc.	0.550	3/14/13	1,500,000	1,499,066

ENI Finance USA, Inc. 144A	0.480	2/25/13	3,000,000	2,999,045

Entergy Corp.	0.730	3/11/13	2,000,000	1,998,956

Entergy Corp.	0.700	2/27/13	1,500,000	1,499,475

Ford Motor Credit Co., LLC	1.170	9/30/13	1,000,000	992,576

Ford Motor Credit Co., LLC	1.210	8/16/13	1,000,000	994,136

Ford Motor Credit Co., LLC	1.189	7/9/13	500,000	497,706

Ford Motor Credit Co., LLC	1.537	6/28/13	500,000	497,885

Ford Motor Credit Co., LLC	0.958	5/30/13	1,050,000	1,046,497

GATX Corp.	0.450	2/20/13	2,000,000	1,999,691

KCP&L Greater Missouri Operations Co.	0.700	2/1/13	4,000,000	3,999,971

Macquarie Bank, Ltd.	0.601	3/25/13	450,000	449,847

Marriott International, Inc./DE	0.280	2/22/13	1,600,000	1,599,725

Mizuho Funding, LLC	0.350	2/15/13	500,000	499,967

National Grid USA	0.620	2/15/13	1,200,000	1,199,865

National Grid USA	0.600	2/11/13	1,000,000	999,919

National Grid USA 144A	0.400	2/7/13	2,000,000	1,999,899

Nationwide Building Society	0.521	2/28/13	250,000	249,958

Nissan Motor Acceptance Corp.	0.330	2/20/13	2,500,000	2,499,614

Nissan Motor Acceptance Corp.	0.380	2/13/13	2,000,000	1,999,806

Northeast Utilities	0.340	2/6/13	3,000,000	2,999,875

Prudential PLC	0.320	3/22/13	800,000	799,752

Prudential PLC	0.160	2/5/13	200,000	199,996

Prudential PLC	0.200	2/4/13	490,000	489,991

Rabobank USA Financial Corp.	0.501	2/19/13	255,000	254,981

Safeway, Inc.	0.550	2/1/13	4,000,000	3,999,918

SCANA Corp.	0.470	3/5/13	2,260,000	2,259,018

SCANA Corp.	0.480	2/15/13	2,000,000	1,999,625

Societe Generale North America	0.601	5/2/13	375,000	374,638

Societe Generale North America	0.621	4/8/13	1,000,000	999,392

Spectra Energy Partners, LP	0.620	2/14/13	5,500,000	5,499,254

Suncorp Group, Ltd.	0.450	3/20/13	800,000	799,767

Suncorp Group, Ltd.	0.450	2/14/13	1,000,000	999,934

30 Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (18.1%)* cont.	Yield (%)	date	amount	Value

Toronto-Dominion Holdings (USA), Inc.	0.220	2/11/13	$275,000	$274,991

TransCanada Pipelines, Ltd.	0.450	4/8/13	2,000,000	1,998,653

TransCanada Pipelines, Ltd.	0.410	2/12/13	360,000	359,968

Vodafone Group PLC	0.806	1/2/14	2,000,000	1,986,075

Vodafone Group PLC	0.755	12/30/13	1,000,000	993,127

Vodafone Group PLC	0.840	4/16/13	700,000	699,453

Vodafone Group PLC	1.026	2/15/13	400,000	399,955

Vodafone Group PLC 144A	0.727	5/2/13	400,000	399,594

Volvo Treasury AB	0.420	3/13/13	2,000,000	1,999,305

Volvo Treasury AB	0.570	3/11/13	1,200,000	1,199,607

Westar Energy, Inc.	0.420	3/1/13	2,250,000	2,249,476

Westar Energy, Inc.	0.380	2/22/13	300,000	299,948

Wyndham Worldwide Corp.	0.897	2/13/13	3,000,000	2,999,493

Wyndham Worldwide Corp.	0.850	2/6/13	1,500,000	1,499,885

Xerox Corp.	0.700	2/25/13	725,000	724,781

Total commercial paper (cost $109,498,495)				$109,517,881

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (4.4%)*	Yield (%)	date	amount	Value

CAFCO, LLC	0.734	8/9/13	$800,000	$797,987

CAFCO, LLC	0.400	3/14/13	1,000,000	999,699

CAFCO, LLC 144A	0.806	12/27/13	2,000,000	1,988,469

Chariot Funding, LLC	0.350	3/8/13	250,000	249,974

Chariot Funding, LLC	0.250	2/14/13	350,000	349,985

CHARTA, LLC	0.511	6/27/13	2,000,000	1,996,203

CHARTA, LLC 144A	0.806	12/3/13	1,500,000	1,491,305

CIESCO, LP	0.743	8/5/13	3,500,000	3,491,501

CIESCO, LP 144A	0.806	12/27/13	2,000,000	1,988,469

CRC Funding, LLC	0.693	9/30/13	2,000,000	1,991,893

CRC Funding, LLC	0.744	8/2/13	1,800,000	1,795,205

CRC Funding, LLC	0.826	12/17/13	1,000,000	993,796

Govco, LLC	0.491	6/27/13	1,000,000	998,465

Govco, LLC	0.511	6/25/13	2,000,000	1,996,995

Govco, LLC	0.400	3/8/13	1,500,000	1,499,589

Jupiter Securitization Co., LLC	0.230	3/5/13	800,000	799,881

Manhattan Asset Funding Co., LLC	0.240	2/12/13	500,000	499,968

Northern Pines Funding, LLC	0.602	10/28/13	3,000,000	2,987,175

Total asset-backed commercial paper (cost $26,895,951)				$26,916,559

Short Duration Income Fund	31

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (3.7%)*	rate (%)	date	amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 06-4, Class A2	5.522	7/10/46	$1,288,822	$1,288,822
Ser. 07-1, Class A3	5.449	1/15/49	1,119,716	1,139,428
Ser. 06-6, Class A2	5.309	10/10/45	1,099,409	1,132,546

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 05-PWR9, Class A2 F	4.735	9/11/42	660,419	674,960

Chase Funding Mortgage Loan Asset-
Backed Certificates
Ser. 04-2, Class 1A4	5.323	2/25/35	219,600	227,285
Ser. 04-1, Class 1A6	4.266	6/25/15	29,162	29,702

Commercial Mortgage Pass-Through Certificates
Ser. 06-C8, Class A2B	5.248	12/10/46	70,148	70,527

Countrywide Asset Backed Certificates
FRB Ser. 05-1, Class MV3	0.684	7/25/35	600,000	553,500
FRB Ser. 05-4, Class MV1	0.664	10/25/35	114,529	112,869

Credit Suisse Mortgage Capital Certificates FRB
Ser. 07-C4, Class A2	5.761	9/15/39	2,606,987	2,639,968

CWCapital Cobalt Ser. 07-C3, Class A2	5.723	5/15/46	9,666	10,401

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class AAB	5.477	12/10/49	728,881	757,519

GE Commercial Mortgage Corporation Trust
Ser. 05-C2, Class A3	4.839	5/10/43	535,754	538,433

Greenwich Capital Commercial Funding Corp.
Ser. 07-GG11, Class A2	5.597	12/10/49	612,859	627,568
Ser. 07-GG9, Class A2	5.381	3/10/39	749,482	764,032
Ser. 05-GG5, Class A2	5.117	4/10/37	5,115	5,115
Ser. 05-GG3, Class AAB	4.619	8/10/42	629,998	642,992

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2	5.506	4/10/38	2,760,530	2,857,149
Ser. 05-GG4, Class A3	4.607	7/10/39	292,003	294,193

Home Equity Asset Trust FRB Ser. 06-3, Class 2A3	0.384	7/25/36	147,941	147,128

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 07-LD12, Class A2	5.827	2/15/51	659,037	672,218
Ser. 05-CB11, Class A3	5.197	8/12/37	1,339,432	1,367,685

Merrill Lynch Mortgage Trust
Ser. 05-CIP1, Class A2	4.960	7/12/38	805,260	806,467
Ser. 04-BPC1, Class AJ F	4.922	10/12/41	1,715,000	1,808,316

Merrill Lynch/Countrywide Commercial Mortgage
Trust Ser. 2006-3, Class A2	5.291	7/12/46	584,011	591,653

Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class A2	5.749	8/12/41	702,135	711,192
Ser. 07-HQ12, Class A2FX F	5.592	4/12/49	1,600,450	1,655,065

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C34, Class A2	5.569	5/15/46	134,419	138,843
Ser. 07-C31, Class A2	5.421	4/15/47	303,878	312,079

Total mortgage-backed securities (cost $22,569,769)				$22,577,655

32 Short Duration Income Fund

	Interest	Maturity	Principal
CERTIFICATES OF DEPOSIT (3.2%)*	rate (%)	date	amount	Value

Abbey National Treasury Services PLC FRN	1.660	6/10/13	$2,500,000	$2,505,073

Abbey National Treasury Services PLC/
Stamford, CT FRN	1.601	4/25/13	1,050,000	1,049,909

Australia & New Zealand Banking Group, Ltd./New
York, NY FRN	0.282	4/30/13	400,000	400,068

Bank of Montreal/Chicago, IL FRN	0.756	10/3/13	500,000	501,439

Bank of Montreal/Chicago, IL FRN	0.510	8/15/13	1,100,000	1,101,445

Bank of Nova Scotia/Houston FRN	0.850	1/27/14	300,000	301,726

Bank of Nova Scotia/Houston FRN	0.658	9/17/13	700,000	701,822

Bank of Nova Scotia/Houston FRN	0.510	9/12/13	400,000	400,650

Barclays Bank PLC/New York, NY FRN	0.778	2/3/14	2,600,000	2,599,540

Canadian Imperial Bank of Commerce/
New York, NY FRN	1.011	2/20/15	1,000,000	1,005,123

Canadian Imperial Bank of Commerce/
New York, NY FRN	0.560	11/26/14	1,000,000	999,647

Commonwealth Bank of Australia FRN	1.553	1/17/14	350,000	353,155

Mizuho Corporate Bank/New York, NY	0.400	3/19/13	600,000	600,164

National Australia Bank, Ltd./New York FRN	1.501	1/30/14	500,000	504,588

National Bank Canada/New York FRN	0.380	2/13/13	1,000,000	1,000,027

National Bank Canada/New York, NY FRN	0.380	8/16/13	1,000,000	999,051

Nordea Bank Finland PLC/New York FRN	0.745	4/5/13	175,000	175,159

Svenska Handelsbanken/New York, NY FRN	1.103	7/17/14	1,650,000	1,654,764

Toronto-Dominion Bank/NY	0.400	11/7/13	300,000	300,186

Toronto-Dominion Bank/NY	0.309	9/13/13	1,400,000	1,400,812

Westpac Banking Corp./NY	0.337	11/6/13	800,000	800,060

Total certificates of deposit (cost $19,352,229)				$19,354,408

			Principal
REPURCHASE AGREEMENTS (2.1%)*			amount	Value

Interest in $7,000,000 joint tri-party repurchase agreement dated
1/31/13 with BNP Paribas due 2/1/13 — maturity value of $5,700,041 for an effective yield of 0.26% (collateralized by various corporate bonds and notes with coupon rates ranging from zero% to 7.45% and due dates ranging
from 4/7/14 to 12/1/42, valued at $7,350,001)			$5,700,000	$5,700,000

Interest in $73,500,000 joint tri-party repurchase agreement dated
1/31/13 with Credit Suisse First Boston due 2/1/13 — maturity value of $3,850,025 for an effective yield of 0.26% (collateralized by various mortgage backed securities with coupon rates ranging from 0.21% to 9.22%
and due dates ranging from 5/15/13 to 12/31/99, valued at $76,084,753)			3,850,000	3,850,000

Interest in $269,660,000 joint tri-party repurchase agreement dated
1/31/13 with Citigroup Global Markets, Inc. due 2/1/13 — maturity value of $3,171,015 for an effective yield of 0.17% (collateralized by various mortgage backed securities with coupon rates ranging from 3.50% to 5.50%
and due dates ranging from 8/1/26 to 1/15/43, valued at $275,053,200)			3,171,000	3,171,000

Total repurchase agreements (cost $12,721,000)				$12,721,000

Short Duration Income Fund	33

			Principal
MUNICIPAL BONDS AND NOTES (0.8%)*	Yield (%)	Maturity date	amount	Value

Albany, NY Indl. Dev. Agcy. VRDN (Albany Inst.
of History), Ser. A	0.310	6/1/19	$400,000	$400,000

Athens-Clark Cnty., GA Indl. Dev. Auth. VRDN (Allen
Properties, Inc.)	0.600	12/1/24	740,000	740,000

Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber LLC)	0.600	10/1/27	1,700,000	1,700,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D	0.580	3/1/38	2,000,000	2,000,000

Total municipal bonds and notes (cost $4,840,000)				$4,840,000

TOTAL INVESTMENTS

Total investments (cost $604,072,474)				$604,630,793

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $605,263,229.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.9%	Sweden	1.8%

United Kingdom	7.0	Japan	1.5

Netherlands	3.8	Germany	1.1

Australia	3.4	Other	1.3

Canada	3.2	Total	100.0%

34 Short Duration Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$26,916,559	$—

Certificates of deposit	—	19,354,408	—

Commercial paper	—	109,517,881	—

Corporate bonds and notes	—	408,703,290	—

Mortgage-backed securities	—	22,577,655	—

Municipal bonds and notes	—	4,840,000	—

Repurchase agreements	—	12,721,000	—

Totals by level	$—	$604,630,793	$—

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund	35

Statement of assets and liabilities 1/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $604,072,474)	$604,630,793

Cash	3,746

Interest and other receivables	3,708,449

Receivable for shares of the fund sold	11,778,574

Receivable for investments sold	161,868

Total assets	620,283,430

LIABILITIES

Payable for investments purchased	10,944,468

Payable for shares of the fund repurchased	3,695,546

Payable for compensation of Manager (Note 2)	27,315

Payable for custodian fees (Note 2)	7,990

Payable for investor servicing fees (Note 2)	13,281

Payable for Trustee compensation and expenses (Note 2)	3,760

Payable for administrative services (Note 2)	4,494

Payable for distribution fees (Note 2)	45,907

Distributions payable to shareholders	3,191

Payable for offering costs (Note 1)	160,937

Other accrued expenses	113,312

Total liabilities	15,020,201

Net assets	$605,263,229

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$604,604,590

Distributions in excess of net investment income (Note 1)	(1,224)

Accumulated net realized gain on investments (Note 1)	101,544

Net unrealized appreciation of investments	558,319

Total — Representing net assets applicable to capital shares outstanding	$605,263,229

(Continued on next page)

36 Short Duration Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($564,662,067 divided by 56,243,348 shares)	$10.04

Net asset value and offering price per class B share ($394,471 divided by 39,348 shares)*	$10.03

Net asset value and offering price per class C share ($3,438,113 divided by 342,857 shares)*	$10.03

Net asset value, offering price and redemption price per class M share
($553,174 divided by 55,152 shares)	$10.03

Net asset value, offering price and redemption price per class R share
($100,435 divided by 10,018 shares)	$10.03

Net asset value, offering price and redemption price per class R5 share
($10,067 divided by 1,002 shares)	$10.05

Net asset value, offering price and redemption price per class R6 share
($10,067 divided by 1,002 shares)	$10.05

Net asset value, offering price and redemption price per class Y share
($36,094,835 divided by 3,592,755 shares)	$10.05

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund	37

Statement of operations Six months ended 1/31/13 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $2,150) (including interest income of $46
from investments in affiliated issuers) (Note 6)	$1,653,692

EXPENSES

Compensation of Manager (Note 2)	628,108

Investor servicing fees (Note 2)	48,133

Custodian fees (Note 2)	12,038

Trustee compensation and expenses (Note 2)	13,302

Distribution fees (Note 2)	171,200

Administrative services (Note 2)	6,757

Amortization of offering costs (Note 1)	33,510

Registration fees	57,766

Other	69,701

Fees waived and reimbursed by Manager (Note 2)	(338,674)

Total expenses	701,841

Expense reduction (Note 2)	(491)

Net expenses	701,350

Net investment income	952,342

Net realized gain on investments (Notes 1 and 3)	106,998

Net unrealized appreciation of investments during the period	448,733

Net gain on investments	555,731

Net increase in net assets resulting from operations	$1,508,073

The accompanying notes are an integral part of these financial statements.

38 Short Duration Income Fund

Statement of changes in net assets

		For the period 10/17/11
		(commencement of
INCREASE IN NET ASSETS	Six months ended 1/31/13*	operations) to 7/31/12

Operations:
Net investment income	$952,342	$251,518

Net realized gain on investments	106,998	35,715

Net unrealized appreciation of investments	448,733	109,586

Net increase in net assets resulting from operations	1,508,073	396,819

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(906,128)	(199,887)

Class B	(372)	(165)

Class C	(1,933)	(988)

Class M	(1,699)	(491)

Class R	(86)	(81)

Class R5	(34)	(4)

Class R6	(34)	(4)

Class Y	(77,555)	(15,623)

Net realized short-term gain on investments

Class A	(37,492)	—

Class B	(52)	—

Class C	(307)	—

Class M	(56)	—

Class R	(9)	—

Class R5	(1)	—

Class R6	(1)	—

Class Y	(3,251)	—

Increase from capital share transactions (Note 4)	412,235,212	172,369,378

Total increase in net assets	412,714,275	172,548,954

NET ASSETS

Beginning of period (Note 5)	192,548,954	20,000,000

End of period (including distributions in excess of net
investment income of $1,224 and undistributed net
investment income of $34,275, respectively)	$605,263,229	$192,548,954

* Unaudited

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
January 31, 2013**	$10.02	.03	.02	.05	(.03)	— [e]	(.03)	$10.04	.48*	$564,662	.20*	.27*	31*
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.53*	178,371	.32*	.37*	2*

Class B
January 31, 2013**	$10.01	.01	.02	.03	(.01)	— [e]	(.01)	$10.03	.29*	$394	.40*	.07*	31*
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	386	.63*	.05*	2*

Class C
January 31, 2013**	$10.01	.01	.02	.03	(.01)	— [e]	(.01)	$10.03	.29*	$3,438	.40*	.07*	31*
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	2,054	.63*	.07*	2*

Class M
January 31, 2013**	$10.02	.02	.02	.04	(.03)	— [e]	(.03)	$10.03	.37*	$553	.23*	.25*	31*
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.49*	212	.36*	.32*	2*

Class R
January 31, 2013**	$10.01	.01	.02	.03	(.01)	— [e]	(.01)	$10.03	.29*	$100	.40*	.07*	31*
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	100	.63*	.02*	2*

Class R5
January 31, 2013**	$10.03	.03	.02	.05	(.03)	— [e]	(.03)	$10.05	.56*	$10	.15*	.32*	31*
July 31, 2012††	10.02	.01	— [e]	.01	— [e]	—	— [e]	10.03	.13*	10	.02*	.05*	2*

Class R6
January 31, 2013**	$10.03	.03	.02	.05	(.03)	— [e]	(.03)	$10.05	.56*	$10	.15*	.32*	31*
July 31, 2012††	10.02	.01	— [e]	.01	— [e]	—	— [e]	10.03	.13*	10	.02*	.05*	2*

Class Y
January 31, 2013**	$10.03	.03	.02	.05	(.03)	— [e]	(.03)	$10.05	.56*	$36,095	.15*	.32*	31*
July 31, 2012†	10.00	.04	.03	.07	(.04)	—	(.04)	10.03	.67*	11,405	.24*	.47*	2*

* Not annualized.

** Unaudited.

† For the period October 17, 2011 (commencement of operations) to July 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	January 31, 2013	July 31, 2012

Class A	0.10%	0.47%

Class B	0.10	0.47

Class C	0.10	0.47

Class M	0.10	0.47

Class R	0.10	0.47

Class R5	0.14	0.04

Class R6	0.11	0.04

Class Y	0.10	0.47

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

40 Short Duration Income Fund	Short Duration Income Fund	41

Notes to financial statements 1/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC” if any, represents over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 31, 2012 through January 31, 2013.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R, class R5, class R6 and class Y shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R5, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

42 Short Duration Income Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

Short Duration Income Fund 43

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $604,072,475, resulting in gross unrealized appreciation and depreciation of $841,115 and $282,797, respectively, or net unrealized appreciation of $558,318.

Offering costs The offering costs of $160,937 have been fully amortized on a straight-line basis over a twelve-month period as of January 31, 2013.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2013, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.30% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $338,674 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5

44 Short Duration Income Fund

shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$44,201	Class R5	6

Class B	58	Class R6	3

Class C	368	Class Y	3,412

Class M	71	Total	$48,133

Class R	14

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $491 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $299, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 0.75%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.50%, 0.50%, 0.15% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$162,701	Class M	396

Class B	1,065	Class R	252

Class C	6,786	Total	$171,200

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A and class M shares purchased by exchange from another Putnam fund.

Short Duration Income Fund 45

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $267,322,976 and $54,403,839, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 10/17/11
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	61,461,304	$616,925,774	21,437,881	$214,611,492

Shares issued in connection with
reinvestment of distributions	91,791	921,501	19,637	196,618

	61,553,095	617,847,275	21,457,518	214,808,110

Shares repurchased	(23,114,816)	(232,010,714)	(5,602,449)	(56,104,277)

Net increase	38,438,279	$385,836,561	15,855,069	$158,703,833

			For the period 10/17/11
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	34,620	$347,005	34,033	$340,300

Shares issued in connection with
reinvestment of distributions	39	390	16	158

	34,659	347,395	34,049	340,458

Shares repurchased	(33,878)	(339,532)	(5,482)	(54,840)

Net increase	781	$7,863	28,567	$285,618

			For the period 10/17/11
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	188,072	$1,885,817	329,544	$3,293,421

Shares issued in connection with
reinvestment of distributions	246	2,240	99	986

	188,318	1,888,057	329,643	3,294,407

Shares repurchased	(50,748)	(508,783)	(134,356)	(1,342,537)

Net increase	137,570	$1,379,274	195,287	$1,951,870

46 Short Duration Income Fund

			For the period 10/17/11
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	46,144	$462,579	11,373	$113,781

Shares issued in connection with
reinvestment of distributions	56	564	48	491

	46,200	463,143	11,421	114,272

Shares repurchased	(12,257)	(122,934)	(212)	(2,120)

Net increase	33,943	$340,209	11,209	$112,152

			For the period 10/17/11
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	1	$9

Shares issued in connection with
reinvestment of distributions	10	95	7	81

	10	95	8	90

Shares repurchased	—	—	—	—

Net increase	10	$95	8	$90

			For the period 7/3/12
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	998	$10,000

Shares issued in connection with
reinvestment of distributions	4	35	—*	4

	4	35	998	10,004

Shares repurchased	—	—	—	—

Net increase	4	$35	998	$10,004

			For the period 7/3/12
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	—	$—	998	$10,000

Shares issued in connection with
reinvestment of distributions	4	35	—*	4

	4	35	998	10,004

Shares repurchased	—	—	—	—

Net increase	4	$35	998	$10,004

Short Duration Income Fund 47

			For the period 10/17/11
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,988,152	$60,143,692	2,350,615	$23,554,193

Shares issued in connection with
reinvestment of distributions	7,790	78,264	1,011	10,141

	5,995,942	60,221,956	2,351,626	23,564,334

Shares repurchased	(3,540,414)	(35,550,816)	(1,224,399)	(12,268,527)

Net increase	2,455,528	$24,671,140	1,127,227	$11,295,807

* Represents less than 1 share.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	10,018	100.0%	$100,435

Class R5	1,002	100.0	$10,067

Class R6	1,002	100.0	$10,067

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on October 17, 2011. Prior to October 17, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$19,500,000	1,950,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$672,918	$672,918	$46	$—

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

48 Short Duration Income Fund

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Short Duration Income Fund 49

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

50 Short Duration Income Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds—	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds— portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short Duration Income Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Short Duration Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA736
279427 3/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2013